DELAWARE GROUP® STATE TAX-FREE INCOME TRUST
Delaware Tax-Free Pennsylvania Fund

VOYAGEUR INSURED FUNDS
Delaware Tax-Free Arizona Fund

VOYAGEUR INTERMEDIATE TAX FREE FUNDS
Delaware Tax-Free Minnesota Intermediate Fund

VOYAGEUR MUTUAL FUNDS
Delaware Minnesota High-Yield Municipal Bond Fund
Delaware Tax-Free Idaho Fund

VOYAGEUR MUTUAL FUNDS II
Delaware Tax-Free Colorado Fund

VOYAGEUR TAX FREE FUNDS
Delaware Tax-Free Minnesota Fund
(each, a “Fund” and collectively, the “Funds”)

Supplement to the Funds’ Statement of Additional Information dated December 28, 2018

Effective Dec. 2, 2019, the following replaces the second paragraph in the section entitled “Purchasing Shares — General Information”:

You may purchase only up to $250,000 ($1 million for Delaware Tax-Free California Fund and Delaware Tax-Free New York Fund) of Class C shares of each Fund at one time. Orders that exceed $250,000 or more ($1 million or more for Delaware Tax-Free California Fund and Delaware Tax-Free New York Fund) will be rejected. An investor should keep in mind that reduced front-end sales charges apply to investments of $100,000 or more in Class A shares, and that Class A shares are subject to lower annual Rule 12b-1 Plan expenses than Class C shares and generally are not subject to a CDSC.

Effective Dec. 2, 2019, the following replaces the first sentence in the section entitled “Purchasing Shares — Class A Shares — Dealer’s Commission”:

For initial purchases of Class A shares of $250,000 or more ($1 million or more for Delaware Tax-Free California Fund and Delaware Tax-Free New York Fund), a dealer’s commission may be paid by the Distributor to financial intermediaries through whom such purchases are effected.

Effective Dec. 2, 2019, the following replaces the first paragraph in the section entitled “Redemption and Exchange — Contingent Deferred Sales Charges for Certain Redemptions of Class A shares Purchased at Net Asset Value”:

For purchases of $250,000 or more ($1 million or more for Delaware Tax-Free California Fund and Delaware Tax-Free New York Fund), a Limited CDSC will be imposed on certain redemptions of Class A shares (or shares into which such Class A shares are exchanged), if such purchases were made at NAV and triggered the payment by the Distributor of the dealer’s commission described above in “Dealer’s Commission” under “Purchasing Shares”  The Limited CDSC for the Funds, other than Delaware Tax-Free Minnesota Intermediate Fund, will be according to the following schedule: (i) 1.00% if shares are redeemed during the first year after the purchase; and (ii) 0.50% if such shares are redeemed during the second year after the purchase.  The Limited CDSC will be 0.75% if you redeem shares of Delaware Tax-Free Minnesota Intermediate Fund within the first year after your purchase.

Please keep this Supplement for future reference.

This Supplement is dated October 28, 2019.

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